132 SA-2 04/10

SUPPLEMENT DATED APRIL 19, 2010

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 1, 2009

OF

FRANKLIN GOLD AND PRECIOUS METALS FUND

The Statement of Additional Information is amended as follows:

I. Paragraph 4 under the "Goals, Strategies and Risks – Non-Fundamental Investment Policies" section has been deleted.

II. The second and fourth paragraphs on page 6 under the "Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks – Gold and precious metals operation companies" have been revised as follows:

Some gold companies engage in hedging in order to create more stable and predictable cash flows. This hedging includes, but is not limited to forwards, options, futures contracts, and in some cases more advanced derivative structures covering gold, other metals or currency. Although the Fund's manager attempts to determine the impact of these financial instruments, extreme events in the gold bullion market may result in these positions becoming financial liabilities. The Fund continues to analyse hedging risks on a company-by-company basis.

Companies engaged in the mining of platinum group metals involve substantial economic and political risks, which can greatly affect the price of the Fund's holdings in these companies. Most of the world's known supply of platinum group metals can be found in Russia and the Republic of South Africa, with lesser amounts coming from North American mining operations. Given the concentration of supply any disruptions may have marked effect on the prices of platinum or palladium.

III. The paragraph on page 6 "5. South Africa gold policies." under the "Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks – Gold and precious metals operation companies" has been deleted.

IV. The "Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks - Gold bullion" section on page 6 has been deleted.

Please keep this supplement for future reference.